Exhibit 10.3

GUARANTY

THIS GUARANTY dated as of March 31, 2016 and effective as of the initial Lease Closing Date (this “Guaranty”), is among SPRINT CORPORATION, a Delaware corporation (“Guarantor”) and each of the other parties signatory hereto (collectively together with their respective successors, assignees and pledgees, “Guaranty Beneficiary”).

WHEREAS, pursuant to each Sale Agreement, dated as of the date hereof and effective as of the initial Lease Closing Date (as amended, supplemented or otherwise modified from time to time, a “Sale Agreement” and collectively, the “Sale Agreements”), among one or more Lessees, as sellers, and the buyer thereunder, (i) the Lessees will on the initial Lease Closing Date sell Equipment to Guaranty Beneficiary as further described in the Sale Agreements and (ii) the Guaranty Beneficiary has agreed to pay to the Lessees the Purchase Price (as defined in each Sale Agreement), all as further described in the Sale Agreements;

WHEREAS, pursuant to that certain Master Lease Agreement, dated as of the date hereof and effective as of the initial Lease Closing Date (as amended, supplemented or otherwise modified from time to time, the “Master Lease Agreement”; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Master Lease Agreement and interpretation of words, terms, references and headings herein shall be governed by Section 1.2 of the Master Lease Agreement), by and among the Lessees and the Guaranty Beneficiary, as supplemented by each Equipment Lease Schedule (the Master Lease Agreement together with each Equipment Lease Schedule agreed as of each Lease Closing Date by the Lessees and Guaranty Beneficiary, collectively, the “Equipment Leases,” and, each, an “Equipment Lease”, and together with the Sale Agreements, the “Lease Documents”), Guaranty Beneficiary will on the initial Lease Closing Date commence leasing Equipment to Lessees;

WHEREAS, the Parties intend that the Lease Documents create a financing for all U.S. federal, state and local income tax purposes, and thus specifically that (i) the Purchase Price paid under the Sale Agreements at closing be treated for such purposes as amounts loaned by Guaranty Beneficiary for which the Equipment provides security and (ii) Rental Payments payable to Guaranty Beneficiary under the Equipment Leases be treated for such purposes as payments on such indebtedness owed to Guaranty Beneficiary;

WHEREAS, pursuant to the Senior Credit Agreement, the Tranche A Second Lien Term Loan Agreement, the Tranche B Third Lien Term Loan Agreement and the Tranche C Fourth Lien Term Loan Agreement, the Guaranty Beneficiary has appointed SELE I, LLC (the “Guaranty Beneficiary Agent”) to act as its agent under the Loan Documents, the Sale Agreements, the Purchase Agreement and the Equipment Leases (collectively, the “Transaction Documents”) and to take certain actions on its behalf;

WHEREAS, Guarantor is the direct or indirect parent of each of the Lessees and will receive substantial direct and indirect benefits from the sale and leaseback arrangements contemplated by the Sale Agreements, the Equipment Leases and the other Transaction Documents; and

WHEREAS, it is a condition precedent to Guaranty Beneficiary entering into the Sale Agreements and the Equipment Leases that Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, for the benefit of Guaranty Beneficiary, the due and punctual payment by the Lessees of (i) the Rental Payments due and payable under each Equipment Lease, (ii) any Termination Amount due and payable under any Equipment Lease, (iii) any other amounts due and payable under any Equipment Lease, and (iv) any amounts due and payable under any Sale Agreement, including, but not limited to, any Indemnified Amounts as defined under each Sale Agreement (collectively, as limited, the “Guaranteed Obligations”), in each case, irrespective of: (a) the validity, binding effect, legality, subordination, disaffirmance, enforceability or amendment, restatement, modification or supplement of, or waiver of compliance with, the Sale Agreements, the Master Lease Agreement, the Equipment Leases, any other Transaction Document or any documents related hereto or thereto, (b) any change in the existence, formation or ownership of, or the bankruptcy or insolvency of, any Lessee or any other Sprint Party, (c) any extension, renewal, settlement, compromise, exchange, waiver or release in respect of any Guaranteed Obligation (or any collateral security therefor, including the property sold, contributed (or purportedly sold or contributed) or otherwise pledged or transferred by any Lessee under a Sale Agreement) or by any party to this Guaranty, the Equipment Leases, any other Transaction Document or any documents related hereto or thereto, (d) the existence of any claim, set-off, counterclaim or other right that Guarantor or any other Person may have against any Lessee or any other Person, (e) any impossibility or impracticability of performance, illegality, force majeure, act of Governmental Authority or other circumstance that might otherwise constitute a legal or equitable discharge or defense available to, or provide a discharge of, Guarantor, (f) any law affecting any term of any of the Guaranteed Obligations, the Equipment Leases or any other Transaction Document or any document related hereto or thereto or any rights of Guaranty Beneficiary or any other Person with respect thereto or otherwise, (g) the failure by Guaranty Beneficiary or any other Person to take any steps to perfect and maintain perfected its interest in any collateral security, (h) any failure to obtain any authorization or approval from, or other action by, or to make any notification to or filing with, any Governmental Authority required in connection with the performance of the Guaranteed Obligations or otherwise, or (i) any other act, event, omission or circumstance which, but for this Section 1, might operate to discharge, impair or otherwise affect any of such obligations of the Guarantor or any of such rights, powers or remedies of the Guaranty Beneficiaries or any of them. This Guaranty is a guaranty of payment and not merely of collection.

Without limiting the generality of the foregoing, Guarantor agrees that if any Lessee shall fail in any manner whatsoever to pay any of its Guaranteed Obligations when the same shall be required to be paid under the Equipment Leases or any Sale Agreement, then Guarantor will itself pay within two Business Days following demand (unless the Guarantor is subject to an Insolvency Event, in which case, immediately without demand) by any of the Guaranty Beneficiary or any of the Senior Security Agent, Tranche A Security Agent, Tranche B Security

Agent or Tranche C Security Agent, such Guaranteed Obligations. Guarantor hereby expressly waives diligence, presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that Guaranty Beneficiary exhaust any right to take any action against any Lessee or any other Person (including the filing of any claims in the event of a receivership or bankruptcy of any Lessee or any other Person), or with respect to any collateral at any time securing any of the Guaranteed Obligations, and hereby consents to any and all extensions of time of the due performance of any or all of the Guaranteed Obligations. Guarantor hereby irrevocably waives, and agrees that it shall not exercise or assert, any right to reimbursement from any Lessee that it may acquire by way of subrogation or otherwise. Guarantor also hereby expressly waives all other defenses it may have as a guarantor or a surety generally or otherwise based upon suretyship, impairment of collateral or otherwise in connection with the Guaranteed Obligations, whether in equity or at law.

Section 2. Confirmation. Guarantor hereby confirms that the transactions contemplated by the Lease Documents have been arranged among the Lessees and Guaranty Beneficiary, as applicable, with Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Documents in accordance with the terms thereof by any of the foregoing shall be deemed to be with Guarantor’s full knowledge and consent. Guarantor hereby confirms that on the date hereof it owns (directly or indirectly) 100% of the equity interests of each Lessee. Guarantor agrees to notify Guaranty Beneficiary Agent in the event that it ceases to own (directly or indirectly) 100% of the equity interests of any Lessee.

Section 3. Representations and Warranties

The Guarantor represents and warrants to the Guaranty Beneficiary, the Senior Lenders, the Tranche A Subordinated Lenders, the Tranche B Subordinated Lenders and the Tranche C Subordinated Lender as of the initial Lease Closing Date that:

(a) Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with the requisite power and authority under its organizational documents to carry on its business as now conducted, and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

(b) Authorization; Enforceability. This Guaranty is within its corporate power and has been duly authorized by all necessary corporate action on its part. This Guaranty has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No Violation. This Guaranty (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate any applicable law, or its charter or by-laws or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or any other instrument binding upon it, or any of its assets, or give rise to a right thereunder to require any payment to be made by it and (d) will not result in the creation or imposition of any Lien on any of its assets.

(d) Litigation and Environmental Matters.

(i) Litigation Generally. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Guaranty.

(ii) Environmental Matters. Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Guarantor nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or any obligation to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) is subject to any Environmental Liability, or (iii) has received written, or to the knowledge of the Guarantor, oral notice of any claim with respect to any unsatisfied Environmental Liability or has received any ongoing inquiry, allegation, notice or other communication from any Governmental Authority concerning its compliance with any Environmental Law.

(e) Compliance with Laws and Agreements. Guarantor is in compliance with all applicable laws, regulations, policies and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(f) Investment Company Status. Guarantor is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

(g) Taxes. The Guarantor has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes shown thereon to be due, except Taxes that are being contested in good faith by appropriate proceedings and for which the Guarantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, or to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(h) Disclosure. None of the reports, financial statements, certificates or other information (other than forward-looking statements, projections and statements of a general industry nature, as to which no representation or warranty is made) furnished by or on behalf of Guarantor to Guarantor Beneficiary in connection with the negotiation of this Guaranty or any amendment hereto or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) taken together with any information contained in the public filings made by Guarantor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.

(i) Solvency. Guarantor is not the subject of an Insolvency Event. Guarantor is, and after giving effect to the transactions hereto, will be, Solvent and able to pay its debts as they come due, and has and will have adequate capital to conduct its business.

(j) Sanctions. None of Guarantor nor any of its directors or officers: (i) is a Restricted Party; (ii) has received written notice of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority, (iii) directly or indirectly, is conducting any trade, business or other activities with or for the benefit of any Sanctioned Person, or (iv) is or ever has been in breach of or subject to any claim, action, suit, proceeding or investigation with respect to Sanctions.

(k) Representations in Master Lease Agreement. Each representation and warranty made by a Lessee under Sections 6.5 and 6.7 of the Master Lease Agreement are true and correct.

Section 4. Financial Statements.

(a) Guarantor shall furnish to the Guaranty Beneficiary, the Senior Administrative Agent, the Tranche A Administrative Agent, the Tranche B Administrative Agent and the Tranche C Administrative Agent, within 75 days after the end of each fiscal year, the audited consolidated statements of operations, changes in stockholders’ equity and cash flows of the Guarantor and its Subsidiaries for such fiscal year, and the related audited consolidated balance sheet for the Guarantor and its Subsidiaries as of the end of such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all reported on by Deloitte, or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit), to the effect that such audited consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Guarantor and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b) Documents required to be delivered pursuant to clause (a) of this Section 4 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Guarantor posts such documents, or provides a link thereto, on the Guarantor’s website.

Section 5. Miscellaneous.

(a) Guarantor agrees that any payments hereunder will be made in the manner set forth in Section 2.6 of the Master Lease Agreement.

(b) No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the Guaranty Beneficiary, the

Guarantor and each of (i) the Senior Administrative Agent, if the Senior Loan is outstanding, (ii) the Tranche A Administrative Agent, if the Tranche A Loan is outstanding, (iii) the Tranche B Administrative Agent, if the Tranche B Loan is outstanding and (iv) the Tranche C Administrative Agent, if the Tranche C Loan is outstanding. No failure on the part of Guaranty Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(c) This Guaranty shall bind and inure to the benefit of the parties hereto and their respective successors, assigns and pledgees, including, without limitation, the pledgees of the Senior Lenders, the Tranche A Subordinated Lenders, the Tranche B Subordinated Lenders and the Tranche C Subordinated Lender. Subject to the last two sentences of this Section 5(c), Guaranty Beneficiary may assign this Guaranty to the extent the Guaranty Beneficiary assigns the Master Lease Agreement as permitted under Section 11.5 of the Master Lease Agreement. Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties hereunder without the prior written consent of Guaranty Beneficiary and each of (i) the Senior Administrative Agent, if the Senior Loan is outstanding, (ii) the Tranche A Administrative Agent, if the Tranche A Loan is outstanding, (iii) the Tranche B Administrative Agent, if the Tranche B Loan is outstanding and (iv) the Tranche C Administrative Agent, if the Tranche C Loan is outstanding. Guarantor expressly acknowledges that all of Guaranty Beneficiary’s right, title and interest in, to and under this Guaranty shall be assigned as collateral to the Senior Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Senior Credit Agreement)) under the Senior Security Agreement, to the Tranche A Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche A Second Lien Term Loan Agreement)) under the Tranche A Security Agreement, to the Tranche B Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche B Third Lien Term Loan Agreement)) under the Tranche B Security Agreement, to the Tranche C Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche C Fourth Lien Term Loan Agreement)) under the Tranche C Security Agreement and Guarantor consents to such assignments. The parties hereto agree that the Senior Administrative Agent (and any assignee thereof), the Tranche A Administrative Agent (and any assignee thereof), the Tranche B Administrative Agent (and any assignee thereof), the Tranche C Administrative Agent (and any assignee thereof), the Senior Security Agent (and any assignee thereof)(for and on behalf of it and the other Credit Parties (as defined in the Senior Credit Agreement)), the Tranche A Security Agent (and any assignee thereof)(for and on behalf of it and the other Credit Parties (as defined in the Tranche A Second Lien Term Loan Agreement), the Tranche B Security Agent (and any assignee thereof)(for and on behalf of it and the other Credit Parties (as defined in the Tranche B Third Lien Term Loan Agreement)) and the Tranche C Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche C Fourth Lien Term Loan Agreement)) are intended third-party beneficiaries of this Guaranty and are entitled to enforce the rights of Guaranty Beneficiary arising hereunder, including, without limitation, the right to demand payment of the Guaranty Obligations pursuant to Section 1 of this Guaranty.

(d) THIS GUARANTY, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).

(e) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

(f) EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

(i) IT IRREVOCABLY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

(ii) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS GUARANTY.

(g) Guarantor agrees to do all such things and execute all such documents as Guaranty Beneficiary may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect or preserve the rights and powers of Guaranty Beneficiary, the Senior Administrative Agent, the Tranche A Administrative Agent, the Tranche B Administrative Agent, the Tranche C Administrative Agent, the Senior Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Senior Credit Agreement)), the Tranche A Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche A Second Lien Term Loan Agreement)), the Tranche B Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche B Third Lien Term Loan Agreement)) and the Tranche C Security Agent (for and on behalf of it and the other Credit Parties (as defined in the Tranche C Fourth Lien Term Loan Agreement)) hereunder or with respect hereto.

Section 6. Termination of Guaranty.

(a) This Guaranty and Guarantor’s obligations hereunder shall remain operative and continue in full force and effect from the initial Lease Closing Date until such time as all the Guaranteed Obligations are duly performed and indefeasibly paid and satisfied in full, provided that this Guaranty and Guarantor’s obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency or reorganization of any Lessee as though such payment had not been made or other satisfaction had not occurred. To the fullest extent permitted by law, no invalidity, irregularity or unenforceability by reason of the bankruptcy, insolvency, reorganization or other similar laws or any other law or order of any Governmental Authority thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect or be a defense to or claim against the obligations of Guarantor under this Guaranty.

(b) This Guaranty shall survive the insolvency of any Lessee, Guaranty Beneficiary or any other Person and the commencement of any case or proceeding by or against any Lessee or any other Person under any bankruptcy, insolvency, reorganization or other similar law. No automatic stay under any bankruptcy, insolvency, reorganization or other similar law with respect to any Lessee or any other Person (other than Guarantor to the extent required by applicable law) shall postpone the obligations of Guarantor under this Guaranty.

Section 7. Set-off. Guaranty Beneficiary is hereby authorized at any time during the continuance of a Lease Event of Default (in addition to any other rights it may have) to setoff, appropriate and apply (without presentment, demand, protest or other notice, each of which are hereby expressly waived) any indebtedness held or owing by Guaranty Beneficiary to or for the account of Guarantor against amounts owing by Guarantor hereunder (even if contingent and unmatured).

Section 8. Entire Agreement; Severability; No Party Deemed Drafter. This Guaranty and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate or limited liability company law, or any bankruptcy, insolvency, reorganization or other similar law, if the obligations of Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by Guarantor or Guaranty Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Guaranty that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Guaranty.

Section 9. Expenses. Guarantor agrees to pay on demand:

(a) all reasonable and documented out-of-pocket costs and expenses incurred by Guaranty Beneficiary in connection with any amendment, restatement or supplement of, or consent or waiver under, this Guaranty, enforcement of, or any actual or reasonably claimed breach of, or claim under, this Guaranty, including the reasonable fees and expenses of counsel incurred in connection therewith and all accountants’, attorneys’, auditors’, consultants’ and other agents’ fees and expenses incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Guaranty; and

(b) all stamp and other similar Taxes and fees payable or determined to be payable in connection with the execution and delivery, and, if applicable, filing and recording, of this Guaranty, and agrees to indemnify and hold harmless Guaranty Beneficiary against any liabilities with respect to or resulting from any delay in paying or omission to pay such Taxes and fees;

provided, however, that so long as no Lease Default or Lease Event of Default has occurred and remains continuing, Guarantor’s obligation under this Section 9 to pay the reasonable and documented attorneys’ fees and expenses incurred by Guaranty Beneficiary shall be limited to paying the reasonable and documented fees and expenses of one law firm selected by Guaranty Beneficiary in its sole discretion; provided, further, however, that, for the avoidance of doubt, such limitation shall not apply to any reasonable and documented attorneys’ fees and expenses incurred by Guaranty Beneficiary during the continuance of a Lease Default or Lease Event of Default even if such event subsequently ceases to be continuing. The foregoing limitation shall not apply to any attorneys selected by the Senior Administrative Agent, the Tranche A Administrative Agent, the Tranche B Administrative Agent, the Tranche C Administrative Agent, any of the Senior Lenders, the Tranche A Subordinated Lenders, the Tranche B Subordinated Lenders, or the Tranche C Subordinated Lender (it being understood that Guaranty’s Obligation under this Section 9 with respect to the foregoing Persons, shall be limited to paying the reasonable and documented fees and expenses of one law firm selected by the Senior Administrative Agent and the Senior Lender, one law firm selected by the Tranche A Administrative Agent and Tranche A Subordinated Lenders, one law firm selected by the Tranche B Administrative Agent and the Tranche B Subordinated Lenders, and one law firm selected by the Tranche C Administrative Agent and the Tranche C Subordinated Lender.

Section 10. No Proceedings. The Guarantor hereby agrees that it will not institute against the Guaranty Beneficiary, or join any other Person in instituting against the Guaranty Beneficiary, any proceeding of the type referred to in the definition of Insolvency Event from the initial Lease Closing Date until one year plus one day following the payment in full of the Senior Loan, Tranche A Loan, the Tranche B Loan and the Tranche C Loan. The foregoing shall not limit any such Person’s right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such parties.

Section 11. Addresses for Notices. The provisions of Section 11.3 (Notices) of the Master Lease Agreement shall apply as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first written above.

SPRINT CORPORATION as Guarantor

By:	/s/ Janet M. Duncan
Name:	Janet M. Duncan
Title:	Vice President and Treasurer

SELE I, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE II, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE III, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE IV, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE V, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE VI, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE VII, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE VIII, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE IX, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE 10, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE XI, LLC as Guaranty Beneficiary

By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

SELE XII, LLC as Guaranty Beneficiary
By:	/s/ Albert J. Fioravanti
Name:	Albert J. Fioravanti
Title:	President

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